Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Annual Report of John D. Oil and Gas Company (the “Company”) on Form 10-KSB for the period ending December 31, 2005 (the “Report”) with the Securities and Exchange Commission, I, Richard M. Osborne, Chairman of the Board and Chief Executive Officer of the Company, and I, C. Jean Mihitsch, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2)	the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: March 29, 2006	By: /s/ Richard M. Osborne Richard M. OsborneChairman of the Board and Chief Executive Officer

Date: March 29, 2006	By: /s/ C. Jean Mihitsch C. Jean Mihitsch Chief Financial Officer

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